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                                                       EXHIBIT 1

                    JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, par value $.01 per share, of National Energy Group, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 27th day of July, 1995.


                                   HIGH RIVER LIMITED PARTNERSHIP

                                   By:  RIVERDALE INVESTORS CORP.,
                                        INC.
                                   Its: General Partner



                                   By:  /s/ Robert J. Mitchell
                                        Robert J. Mitchell
                                   Its: Vice President and
                                        Treasurer


                                   RIVERDALE INVESTORS CORP., INC.



                                   By:  /s/ Robert J. Mitchell
                                        Robert J. Mitchell
                                   Its: Vice President and
                                        Treasurer



                                           /s/ Carl C. Icahn
                                             Carl C. Icahn





[Joint Filing Agreement for Schedule 13D with respect to National Energy Group Inc.]